SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2008

CITY LOAN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50561	20-2675930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3431 Cherry Avenue, Long Beach, CA 90807

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 398-6657

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 14, 2008, City Loan, Inc. (formerly known as Enigma Software Group, Inc., and referred to herein as the “Company”) filed a Current Report on Form 8-K relating to (i) a Stock Purchase Agreement with Title America Corp. (“Title America”), pursuant to which Title America acquired all of the Company’s outstanding shares of Series A Convertible Preferred Stock, par value $0.001 per share, for an aggregate purchase price of $1,000; (ii) a Share Exchange Agreement with Title America, pursuant to which the Company acquired all of the outstanding stock of Tool City, Inc., a wholly owned subsidiary of Title America, and (iii) an Asset Purchase Agreement with Enigma Software Group USA, LLC (“Enigma”), pursuant to which the Company transferred to Enigma substantially all of its assets and Enigma assumed substantially all of the Company’s liabilities.

Upon its acquisition of Tool City, the Company entered into a new line of business, namely the provision of title and auto pawn loans against the equity in vehicle owner’s cars.

This report on Current Report on Form 8-K/A amends and supplements the Company’s Current Report on Form 8-K dated April 14, 2008 to include the audited financial statements required by Item 9.01(a) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

The following audited financial statements are included in this Current Report on Form 8-K/A at pages F-1 through F-9.

(i)  Independent Auditors’ Report of Jaspers + Hall PC

(ii)  Combined Balance Sheet of Tool City Inc., DBA City Loan Inc. for the Years Ended December 31, 2007 and 2006

(iii) Statement of Income and Retained Earnings of Tool City Inc., DBA City Loan Inc. for the years ended December 31, 2007 and 2006

(iv)  Statements of Cash Flows of Tool City Inc., DBA City Loan Inc. for the years ended December 31, 2007 and 2006

(v)  Notes to Combined Financial Statements

(b) Unaudited proforma financial information with respect to the transaction described in Item 2.01 will be provided in an amendment to this Current Report on Form 8-K/A

(d) Exhibits. The following exhibits are provided as part of this Report.

Exhibit Number	Exhibit
2.1*	Share Exchange Agreement between Enigma Software Group, Inc. and Title America Corp., dated April 14, 2008

2.2*	Asset Purchase Agreement among Enigma Software Group, Inc., Enigma Software Group USA, LLC, and Messrs. Colorado and Stark, dated April 15, 2008

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3.1*	Certificate of Elimination of Series A Convertible Preferred Stock

3.2*	Certificate of Designations of Series B Preferred Stock

99.1*	Series A Convertible Preferred Stock Purchase Agreement among Alvin Estevez, Colorado Stark, Enigma Software Group, Inc. and Title America Corp., dated April 14, 2008

99.2*
Amendment and Waiver dated April 14, 2008, by and between Enigma Software Group, Inc., and Dutchess Private Equities Fund, Ltd. as successor in interest to Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund II, L.P.

* Previously filed with the Securities and Exchange Commission on April 14, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

City Loan, Inc.

Date: June 30, 2008	By:	/s/ William Atkinson
William Atkinson
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit

2.1*	Share Exchange Agreement between Enigma Software Group, Inc. and Title America Corp., dated April 14, 2008

2.2*	Asset Purchase Agreement among Enigma Software Group, Inc., Enigma Software Group USA, LLC, and Messrs. Colorado and Stark, dated April 15, 2008

3.1*	Certificate of Elimination of Series A Convertible Preferred Stock

3.2*	Certificate of Designations of Series B Preferred Stock

99.1*	Series A Convertible Preferred Stock Purchase Agreement among Alvin Estevez, Colorado Stark, Enigma Software Group, Inc. and Title America Corp., dated April 14, 2008

99.2*
Amendment and Waiver dated April 14, 2008, by and between Enigma Software Group, Inc., and Dutchess Private Equities Fund, Ltd. as successor in interest to Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund II, L.P.

* Previously filed with the Securities and Exchange Commission on April 14, 2008.

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Index to Financial Statements

Independent Auditors’ Report of Jaspers + Hall PC	F-1

Combined Balance Sheet of Tool City Inc., DBA City Loan Inc. for the Years Ended December 31, 2007 and 2006	F-2

Statement of Income and Retained Earnings of Tool City Inc., DBA City Loan Inc. for the Years Ended December 31, 2007 and 2006	F-3

Statements of Cash Flows of Tool City Inc., DBA City Loan Inc. for the Years Ended December 31, 2007 and 2006	F-4

Notes to Combined Financial Statements	F-5

JASPERS + HALL, PC
CERTIFIED PUBLIC ACCOUNTANTS

9175 E. Kenyon Avenue, Suite 100
Denver, CO 80237
303-796-0099
REPORT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Board of Directors
Tool City, Inc. D/B/A City Loan
Long Beach, CA

We have audited the accompanying balance sheets of Tool City, Inc. D/B/A City Loan as of December 31, 2007 and 2006, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tool City, Inc. D/B/A City Loan as of December 31, 2007 and 2006 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Jaspers + Hall, PC

Denver, CO
June 20, 2008

TOOL CITY INC. D/B/A CITY LOAN INC.
BALANCE SHEET

	Years Ended December 31,
	2007	2006
Assets
Current Assets
Cash	$65,914	$289,174
Current portion of loans receivable	1,963,743	1,520,923
Inventory--Vehicles	64,839	118,407
Prepaid expenses	24,987	2,200
Total Current Assets	2,119,483	1,930,704

Property and Equipment-Net	259,261	241,542

Other Assets
Loans receivable--less current portion	2,253,965	1,954,754
Advance to Shareholder	8,803	-
Total Assets	$4,641,512	$4,127,000

Liabilities and Stockholder's Equity

Current Liabilities
Accounts payable	$20,242	$24,690
Loan From Shareholder	-	48,934
Payroll and sales taxes payable	6,829	2,092
Total Current Liabilities	27,071	75,716

Total Liabilities	27,071	75,716

Stockholder's Equity
Common stock, no par, 75,000 shares authorized,
200 shares issued and outstanding	195,879	195,879
Retained earnings	4,418,562	3,855,405
Total Stockholder's Equity	4,614,441	4,051,284
Total Liabilities and Stockholder's Equity	$4,641,512	$4,127,000

See Notes to Financial Statements

TOOL CITY INC. D/B/A CITY LOAN INC.
STATEMENTS OF INCOME AND RETAINED EARNINGS
YEAR ENDED DECEMBER 31,

	2007	2006
Loan Revenues	$4,974,355	$4,203,797
Cost of Revenues	1,290,375	1,522,133

Gross Profit	3,683,980	2,681,664

Operating Expenses	2,014,690	1,984,871

Income from Operations	1,669,290	696,793

Other Income (Expense)
Interest income	11,210	4,355
Interest expense	(11,954)	(4,942)

Total Other Income (Expense)	(744)	(587)

Net Income	1,668,546	696,206

Retained earnings, beginning of year	3,855,405	3,159,199

Stockholder distributions	(1,105,389)	-

Retained earnings, end of year	$4,418,562	$3,855,405

Earnings per share	$22,093	$19,277

See Notes to Financial Statements

TOOL CITY INC. D/B/A CITY LOAN INC.
STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31,

	2007	2006
Cash Flows from Operating Activities
Net income	$1,668,546	$696,206
Adjustments to reconcile net loss to net cash
provided by operating activities
Depreciation	56,519	60,297
Decrease (increase) in loans receivable	(750,834)	(168,613)
Decrease (increase) in prepaids	(22,787)	9,534
Decrease (Increase) in inventory	53,568	13,724
(Decrease) increase in accounts payable	(4,448)	(16,688)
(Decrease) increase in accrued liabilities	4,737	(139,937)

Net Cash Provided by Operating Activities	1,005,301	454,523

Cash Flows Used in Investing Activities
Distributions paid	(1,105,389)	-
Purchases of property and equipment	(74,238)	(111,088)

Net Cash Provided (Used) by Investing Activities	(1,179,627)	(111,088)

Cash Flows from Financing Activities
Payments of debt	(48,934)	(189,847)

Net Cash Provided (Used) by Financing Activities	(48,934)	(189,847)

Net Decrease in Cash and Cash Equivalents	(223,260)	153,588

Cash and cash equivalents, beginning of year	289,174	135,586

Cash and cash equivalents, end of year	$65,914	$289,174

Supplemental cash flow disclosure
Cash paid for interest on bank lines	$11,954	$4,942

Cash paid for California franchise tax	$8,831	$-

See Notes to Financial Statements

TOOL CITY INC. D/B/A CITY LOAN INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

NOTE A — NATURE OF BUSINESS

Tool City, Inc. D/B/A City Loan, Inc. (the “Company”) was incorporated in 1995 under the laws of California. The Company was originally incorporated to sell and rent tools. It later began operations as a pawnshop and eventually expanded and focused its business providing short-term loans in the sub-prime market through a single office in Long Beach, California. The Company meets the short-term cash needs of the cash and credit constrained consumer by offering convenient, non-recourse loans collateralized primarily by automobile titles.

The Company offers two types of loan programs.  The first is a Pawn Loan which requires a Pawn license, and it is where the customer leaves his vehicle, motorcycle, boat etc. with the Company as well as a key and the title and the Company maintains custody of the item until the loan is repaid.  By law, a Pawn can last no longer than 4 months however if the customer makes a sufficient interest/principal payment within that 4 month period, they can re-pawn it for an additional 4 months.  The rate typically charged for these loans is 10% per month, however no payments are required until the end of the 4 month term.  All motorcycles and higher end vehicles are kept on the Company’s 24 hour guard gated main lot or in the onsite warehouse.  Lower end vehicles, as well as large trucks etc. are kept at an offsite lot.

The second loan program is for vehicles or boats that have an auction value of at least $5,000.  If they meet that criteria, they can maintain possession (A “U-Drive” Loan) of the item during the term of the loan (2-5 year amortization) and the Company installs a tracking device so that they can locate the vehicle should they fail to make payments.  The customer leaves a key with the Company and their title and the Company goes down on the title as lien holder.  The customer must maintain full coverage insurance with the Company designated as the loss payee and then makes payments every two weeks.  Should the customer fall behind, or the insurance lapses, the Company uses its satellite tracking system to locate the vehicle and repossess it using their key.  For loans below $5,000 the Company charges a $75 processing fee which is added to the principal of the loan as well as typically 6%-7% per month of interest.  For loans of $5,000 or more, the Company adds a 10% processing fee to the principal balance we well as the 6%-7% a month interest rate.  Although the loans have a 2, 3 or 5 year amortization schedules, the average life of these loans are around 8 months.  There are no pre-payment penalties.

The 200 shares of outstanding stock of the Company were sold to Title America Corp. effective December 26, 2007

TOOL CITY INC. D/B/A CITY LOAN INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2007

NOTE B —SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America required management to make estimates and assumptions that effect the amounts reported in the financial statements and related notes. Actual results could differ from those estimates.

Risks and Uncertainties:

Factors that could effect the Company’s future operating results and gauge future results to vary materially from expectations include, but are not limited to lower than anticipated loans, inability to control expenses, changes in the industry and general uncertain economic conditions.. Negative developments in these or other risk factors would have a material adverse affect on the Company’s future financial position, results of operations and cash flows.

Cash and Cash Equivalents:

The Company considers all highly-liquid investments with a maturity of three-months or less when purchased to be cash equivalents. There are no cash equivalents at December 31, 2007 and 2006.

Inventory:

Inventory consists principally of cars, boats, motorcycles and other hard good items valued at cost.

Equipment and Depreciation:

Equipment is stated at cost and is depreciated using the straight-line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When equipment is sold or otherwise disposed of the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

Revenue Recognition:

The Company generated income through collection of a monthly pawn service charge, processing fees and interest charges arising from automobile title loans. Funds are advanced to individuals based primarily upon the estimated resale value of pledged automobiles. The Company also generates profit realized on the sale of the unredeemed or other purchased pre-owned automobiles or of automobiles placed with the Company on consignment.

TOOL CITY INC. D/B/A CITY LOAN INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2007

The Cost of Revenues represents the cost if items purchased outright as well as the original amount of the loan plus accrued interest for any items the Company takes possession of via forfeiture or repossession as well as all costs related to maintaining and repairing items, tracking units, costs of repossession, storage etc.

Income Taxes:

The Company had elected Chapter S status under the Internal Revenue Code as modified in 1986. Accordingly no Federal or State income taxes have been provided. All Federal and State income taxes are the responsibility of the individual shareholders, other than the state of California does charge a franchise tax for Chapter S corporations at the corporate level. As of December 26, 2007 the Company terminated its Chapter S election and is now treated as a Chapter C corporation. There were no taxes accrued for 2007 due to the short time frame as a Chapter C corporation until year end.

NOTE C - LOANS RECEIVABLE

	2007	2006
Pawn Loans	$1,197,088	$856,041
U-Drive Loans	3,066,619	2,659,529
Total	4,263,707	3,515,570
Less Allowance for Doubtful Accounts	(45,999)	(39,893)
Net	$4,217,708	$3,475,677

Current	$1,963,743	$1,520,923
Non-Current	2,253,965	1,954,754
Total	$4,217,708	$3,475,677

NOTE D - INVENTORY

	2007	2006
Cars	$46,967	$64,004
Motorcycles	10,000	7,950
Other	7,872	46,453
Total	$64,839	$118,407

TOOL CITY INC. D/B/A CITY LOAN INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2007

NOTE E - EQUIPMENT

Equipment is comprised of the following at December 31,

	2007	2006
Office equipment	$7,970	$7,970
Tracking devices	506,858	432,620
Furniture and fixtures	26,750	26,750
Leasehold improvements	141,887	141,887
Computer equipment	5,146	5,146
Total	688,611	614,373
Less accumulated depreciation	(429,350)	(372,831)
Net	$259,261	$241,542

NOTE F - RELATED PARTY TRANSACTIONS

Related Party Loans:

The Company at December 31, 2007 had loans outstanding to the President of the Company totaling $8,803. The Company at December 31, 2006 had loans received from the President of the Company totaling $48,934. The loans were non-interest bearing and had no specific repayment dates. In February 2008, $8,803 was repaid.

Leases of Office Premises and Parking Lots:

The Company leases the office facility and parking lots needed to carry out the operations of the business from a Trust controlled by the President and his wife at above market prices. For the periods ending December 31, 2007 and December 31, 2006 the total amounts paid were $688,945 and $466,042, respectively.

Purchase of Tracking Devices:

Each car loan is secured by an automobile which has a GPS tracking device attached to it. The devices were purchased by a Trust controlled by the President and his wife, sold to the Company at above market prices and included in fixed assets. For the periods ending December 31, 2007 and December 31, 2006 the amounts capitalized were $74,238 and $111,088.

TOOL CITY INC. D/B/A CITY LOAN INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2007

NOTE G - NOTES PAYABLE TO BANK

The Company has a short-term secured line of credit with Wells Fargo Bank aggregating $500,000 with interest payable at 2% over prime. It was secured by the Company’s office premises rented from a Trust controlled by the President and his wife. At December 2007 and December 2006 the balance of the loan was $0.00.

The Company has a short-term un-secured line of credit with Bank of America aggregating $100,000 with interest payable at a floating rate. It was personally guaranteed by the President. At December 2007 and December 2006 the balance of the loan was $0.00.

Both of these credit lines were closed in early 2008.

NOTE H - STOCKHOLDER’S EQUITY

Stockholders equity is made up of 75,000 shares of no-par value common stock of which 200 shares are were issued on July 24, 1995 in exchange for assets contributed to the business upon incorporation. Those shares were outstanding as of December 31, 2007 and December 31, 2006.

NOTE I - COMMITMENTS AND CONTINGENCIES

The Company leases its office facilities and parking lots from a Trust controlled by the President and his wife. The Company entered into a lease in January 2002.

In December 2007 the Company renegotiated its lease for one year, expiring on December 31, 2008, with renewal options, and the Future minimum lease payments for the remainder of the re-negotiated lease are as follows:

2008	288,000

NOTE J - SUBSEQUENT EVENTS

In April 2008, the Company merged into Enigma Software Group, Inc. a publicly traded company. The Company is a wholly owned subsidiary of Enigma which subsequently changed its name to City Loan, Inc, a Delaware corporation.